Property and equipment (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment
Schedule of components of property and equipment

Asset Group	2022	2021
Furniture and fixtures	$688,487	$580,065
Leasehold improvements	380,187	380,187
Machinery and equipment	1,037,231	985,699
Office equipment	165,774	154,043
Vehicles	750,950	790,519
Total Property and equipment	3,022,629	2,890,513
Less: Accumulated depreciation	(1,636,931)	(1,300,160)
Property and equipment, net	$1,385,698	$1,590,353